SECOND AMENDMENT TO
                  REVOLVING, WAREHOUSE AND TERM LOAN AGREEMENT


                  THIS SECOND AMENDMENT (this "Amendment") to Revolving, Warehouse and Term Loan Agreement made by and among Cavalier Homes, Inc., a Delaware corporation ("Cavalier Homes"), Cavalier Manufacturing, Inc., a Delaware corporation ("CMI"), Cavalier Industries, Inc., a Delaware corporation ("CII"), Belmont Homes, Inc., a Mississippi corporation ("Belmont"), Delta Homes, Inc., a Mississippi corporation ("Delta"), Spirit Homes, Inc., an Arkansas corporation ("Spirit"), Bellcrest Homes, Inc., a Georgia corporation ("Bellcrest"), and Cavalier Acceptance Corporation, an Alabama corporation ("Cavalier Acceptance") (collectively, the "Participating Subsidiaries"; Cavalier Homes and the Participating Subsidiaries, together with all entities who hereafter become Participating Subsidiaries or Participating Partnerships, being sometimes collectively referred to as the "Borrowers"), and First Commercial Bank, an Alabama state banking corporation ("Lender"), is dated as of the 1st day of June, 1998.


                                R E C I T A L S :


                  Cavalier Homes, the Initial Participating Subsidiaries (as defined in the Agreement hereinafter defined) and Lender entered into that certain Revolving, Warehouse and Term Loan Agreement dated as of February 17, 1994, as amended by that certain First Amendment to Revolving, Warehouse and Term Loan Agreement dated as of March 14, 1996 (as heretofore amended the "Agreement"), pursuant to which Lender made available, subject to the terms and conditions thereof, to such Borrowers, a revolving loan in the maximum principal amount of up to $5,000,000 (the "Revolving Loan"), and to Cavalier Acceptance, a warehouse and term loan facility of up to $18,000,000 (the "Warehouse Loan" and the "Term Loans", respectively).


                  Pursuant to that certain Assumption Agreement dated as of January 2, 1997, by and among CMI, CII, Cavalier Homes (for itself and as agent for the other Borrowers) and Lender, CMI and CII became obligated as Borrowers, jointly and severally, with the other Participating Subsidiaries and Cavalier Homes with respect to the Agreement, the Revolving Loan and the other Obligations (as defined in the Agreement).


                  Pursuant to that certain Assumption Agreement dated as of June 1, 1998, by and among Belmont, Delta, Spirit, Bellcrest, Cavalier Homes (for itself and as agent for the other Borrowers) and Lender, Belmont, Delta, Spirit and Bellcrest became obligated as Borrowers, jointly and severally, with the other Participating Subsidiaries and Cavalier Homes with respect to the Agreement, the Revolving Loan and the other Obligations.

                  The Revolving Loan is currently evidenced by that certain Revolving Note in the original principal amount of $5,000,000 dated February 17, 1994, as amended by that certain Revolving Note Modification Agreement dated as of March 14, 1996 (as heretofore amended, the "Revolving Note"), and the Warehouse Loan is currently evidenced by that certain Warehouse Note in the original principal amount of $2,000,000 dated February 17, 1994, as amended by that certain Warehousing Note Modification Agreement dated as of March 14, 1996 (as heretofore amended, the "Warehouse Note").


                  Borrowers have requested that Lender agree to extend the availability of Advances under the Revolving Loan and the Warehouse Loan to April 15, 2000, to increase the maximum aggregate principal amount available to the Borrowers under the Revolving Loan to $10,000,000, and to increase the maximum aggregate principal amount available to Cavalier Acceptance under
Article III of the Agreement from $18,000,000 to $25,000,000, and Lender is willing to do so, but only on the express condition, among others, that Borrowers enter into this Amendment, pursuant to which the Agreement shall be amended and modified.


                  NOW, THEREFORE, the parties hereto do hereby agree, each with the other, as follows:


                  1. If not otherwise defined herein or the context shall not expressly indicate otherwise, all capitalized terms which are used herein shall have their respective meanings given to them in the Agreement.

                  2. Schedule I of the Agreement is hereby amended to add the following definitions thereto:

                           "Banking  Day" with respect to LIBOR Rate Loans means
                  a day on which banks are open for the general conduct of business in London, England and the state in which Lender has its main office, and on which dealings in Dollars are carried on in the offshore interbank market; and with respect to the Floating Rate Loans, means a day on which Lender is open for the general conduct of business at its main office.

                           "Base LIBOR Rate" for any  Interest  Period means the
                  rate per annum equal to the quotient of (a) the rate for deposits in U.S. Dollars for a period of the applicable
                  Interest Period which appears on Telerate Page 3750 ("USD-LIBOR- BBA") as of 11:00 a.m. London time on the day that is two Banking Days preceding the first day of the applicable Interest Period, for a deposit amount corresponding to the amount of the LIBOR Rate Loan to be outstanding during such Interest Period, divided by (b) a number equal to 1.00 minus the aggregate of the rates (expressed as a decimal fraction) of the Reserve Requirement current on the date two

                  Banking Days prior to the beginning of such Interest Period. If the rate described in clause (a), above, does not appear on Telerate Page 3750, the rate under (a), above, will be the rate (stated as an annual percentage rate rounded upward to the nearest one-sixteenth of one percent) determined by Lender, in its reasonable judgment, to be the rate at which Lender would acquire Dollar deposits in the London, England interbank eurodollar market for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount equal to the amount of the LIBOR Rate Loan to be outstanding during such Interest Period. The Base LIBOR Rate calculated in this manner shall be adjusted upward to the nearest one-hundredth of one percent. The Base LIBOR Rate shall be adjusted automatically, upward or downward, as the case may be, on and as of the effective date of any change in the Reserve Requirement.

                           "Borrowing Date" means any date on which  Borrower(s)
                  receive or propose to receive an Advance under the Revolving Loan or the Warehouse Loan pursuant to this Agreement.

                           "Borrowing  Notice" or "Request for Advance" means an
                  irrevocable written (including facsimile), telex or telephonic notice, in substantially the form of Exhibit B or Exhibit B-1, as appropriate, to the Agreement, by the appropriate Borrower(s), to Lender specifying (A) that the notice relates to making a new Advance under the Revolving Loan or the Warehouse Loan, as the case may be, (B) the Borrowing Date,
                  (C) the amounts of Floating Rate Loans and LIBOR Rate Loans comprising such new Advance and (D) the commencement date and duration of the Interest Period applicable to any such LIBOR Rate Loan.

                  "Dollars" and "$" each mean United States Dollars.

                           "Floating   Rate"  means  (i)  with  respect  to  the
                  Revolving Loan, the Revolving Rate, and (ii) with respect to the Warehouse Loan, the Warehouse Rate.

                           "Floating  Rate Loan"  means (i) with  respect to the
                  Revolving Loan, an Advance thereon or part of the Revolving Loan with an interest rate based on the Floating Rate, and
                  (ii) with respect to the Warehouse Loan, an Advance thereon or part of the Warehouse Loan with an interest rate based on the Floating Rate.

                           "Governmental   Authority"   means   any   nation  or
                  government, any state and any political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, which has or asserts jurisdiction over Lender, any Borrower, or over the property of any of them.

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



                           "Green   Tree    Contract"    means   Chattel   Paper
                  underwritten by Cavalier Acceptance in conformity with the Green Tree Underwriting Guidelines.

                           "Green  Tree  Underwriting  Guidelines"  means  those
                  underwriting guidelines set forth on Exhibit A to Schedule 1 to this Agreement.

                           "Interest  Period"  with respect to a LIBOR Rate Loan
                  means a LIBOR Rate Interest Period, as such period may be shortened upon suspension of the LIBOR Rate option under Sections 2.5.13, 2.5.14, 3.6(A).13 or 3.6(A).14.

                           "Lending  Installation"  means  any  office,  branch,
                  subsidiary or affiliate of Lender or any Participant.

                           "LIBOR Rate" means the Base LIBOR Rate plus 250 basis
                  points (2.50%). The LIBOR Rate shall be adjusted automatically, upward or downward, as the case may be, on and as of the effective date of any change in the Base LIBOR Rate resulting from a change in the Reserve Requirement.

                           "LIBOR Rate Interest  Period" means a period of three
                  months (90 days), or such longer or shorter period as Cavalier Homes, on behalf of itself and the other Borrowers, and Lender may agree from time to time. A month means a period of thirty
                  (30) days. If any LIBOR Interest Period would otherwise end on a day which is not a Banking Day, the LIBOR Rate Interest Period shall end on the next Banking Day.

                           "LIBOR  Rate  Loan"   means  an  Advance   under  the
                  Revolving Loan or the Warehouse Loan, as applicable, with an interest rate based on the Base LIBOR Rate.

                           "Local Time"  means  the time of day at Lender's main
                  office.

                           "Rate Selection Notice" means an irrevocable  written
                  (including facsimile), telex or telephonic notice, in substantially the form of Exhibit B or Exhibit B-1, as appropriate, to the Agreement, by the appropriate Borrower(s), to Lender specifying (a) that the notice relates to the selection of a rate option for the outstanding Revolving Loan or Warehouse Loan, as the case may be, pursuant to Section
                  2.5.3 or 3.6(A).3, as the case may be, (b) the effective date of such selection (c) the amounts, individual and in the aggregate, of any Floating Rate Loans and LIBOR Rate Loans comprising the selection and (d) the commencement date and the duration of the Interest Period applicable to any LIBOR Rate.


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



                           "Regulation  D" means  Regulation  D of the  Board of
                  Governors of the Federal Reserve System as now or from time to time hereafter in effect, and shall include any successor or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

                           "Requirement  of Law" for any person or entity  means
                  the certificate of incorporation and by-laws or other organization or governing documents of such person or entity and any law, treaty, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such person or entity or any of its property or to which such person or entity or any of its property is subject.

                           "Reserve  Requirements"  with  respect to an Interest
                  Period means the weighted average during the Interest Period of the maximum aggregate reserve requirement (including all basic, supplemental, marginal, emergency and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements during the Interest Period) which is imposed under Regulation D or by any other Governmental Authority having jurisdiction with respect thereto and which is applicable to the class of banks of which Lender is a member, for LIBOR Rate Loan purposes, on
                  "eurocurrency liabilities", as that term is defined in Regulation D or by any such Governmental Authority.

                  3. Schedule I of the Agreement is hereby further amended to delete the definition of "$18,000,000 Loan" therefrom in its entirety and to substitute the following definition of "$25,000,000 Loan" therefor:

                           "$25,000,000   Loan"  means  the   aggregate   unpaid
                  principal balance of all Advances made pursuant to Article III of the Agreement, whether in the form of the Warehouse Loan or Term Loan(s).

                  4. Schedule I of the Agreement is hereby further amended to restate the definitions of "Contracts Borrowing Base" and "Eligible Contract" to read in their entireties as follows:

                           "Contracts  Borrowing  Base" means, at any time, with
                  respect to the $25,000,000 Loan, the amount computed on the Compliance Certificate for the $25,000,000 Loan most recently delivered to, and accepted by, Lender in accordance with the Agreement and equal to the aggregate of:

                  (A) Eighty percent (80%) of the aggregate outstanding principal balance of Eligible Contracts that are rated higher than a C-Rated Contract from a credit-quality standpoint (that

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



                  is,  that  are  rated   "A"  or  "B"   from  a  credit-quality
                  standpoint); plus

                  (B)  Seventy  percent  (70%)  of  the  aggregate   outstanding
                  principal balance of Eligible Contracts that are C-Rated Contracts; plus

                  (C)  Seventy  percent  (70%)  of  the  aggregate   outstanding
                  principal balance of Eligible Contracts that are Green Tree Contracts.

                  Provided, however, no more than fifteen percent (15%) of the total Contracts Borrowing Base may be comprised of C-rated Contracts.

                           "Eligible Contract" means, at any time, Chattel Paper
                  upon which lender has a property perfected security interest and that conforms and continues to conform to each and all of the following conditions:

                  (A) The  representations  contained in Section 6.2 and Section
                  6.3 of the Agreement are true and correct in all respects with respect to the Chattel Paper;

                  (B) The Chattel Paper arose out of the retail sale of a new home manufactured by one of the Borrowers or the sale of a manufactured home repossessed by Cavalier Acceptance;

                  (C) The Chattel Paper evidences the obligation of a retail customer to repay Indebtedness incurred to purchase a new home manufactured by one of the Borrowers or the sale of a manufactured home repossessed by Cavalier Acceptance;

                  (D) The Chattel Paper has been duly assigned to, and is owned by, Cavalier Acceptance;

                  (E) The Chattel Paper is not more than ninety (90) days past due in payment and the Chattel Paper has not been re-dated;

                  (F) The Chattel Paper evidences an amount financed not in excess of $70,000;

                  (G) The portfolio index score used by Cavalier Acceptance to underwrite such Chattel Paper was not less than 70; provided, however, that for Chattel Paper originated after March 14, 1996, up to fifteen percent (15%) of all such Chattel Paper may have a portfolio index score of (a) at least 56, but less than 70 or (b) such other credit score which causes such Chattel Paper to be rated a C-Rated Contract from a credit-quality standpoint (or the equivalent score or rating, as the case may be, under the Fair Isaac credit scoring system, as such equivalence is determined by Lender in its sole discretion); provided, further, however, that GreenTree Contracts need only meet or exceed the Green Tree Underwriting Guidelines to satisfy this clause (G);

                  (H) The Chattel Paper was funded by Cavalier Acceptance on or after January 1, 1994; and

                  (I) The Chattel Paper has been reviewed and approved by Lender in its sole discretion.

                  In the event of any dispute under the foregoing criteria about whether Chattel Paper is or has ceased to be an Eligible Contract, the sole decision and discretion of Lender shall control.

                  5. Schedule I of the Agreement is hereby further amended by amending and restating the definition of "Loan Termination Date" in its entirety to read as follows:

                           "Loan  Termination  Date" means,  (i) with respect to
                  the Revolving Loan, the earliest of (A) April 15, 2000 or (B) upon demand by Lender; (ii) with respect to the Warehouse Loan, the earliest of (A) April 15, 2000 or (B) the date to which the maturity of the Warehouse Note may be accelerated pursuant to Section 9.2 of the Agreement; and (iii) with respect to any Term Loan, the earlier of (A) the maturity date of the applicable Term Note or (B) the date to which the maturity of the applicable Term Note may be accelerated pursuant to Section 9.2 of the Agreement.

                  6. Schedule I of the Agreement is hereby further amended by deleting the term "5,000,000" from the definition of "Revolving Loan Commitment" and substituting the term "$10,000,000" therefor.

                  7. Schedule I of the Agreement is hereby further amended by amending and restating the definitions of "Revolving Rate" and "Warehouse Rate" in their entireties to read as follows:

                           "Revolving Rate" means the per annum rate of interest
                  equal to the Prime Rate in effect from time to time until maturity of the Revolving Note, and two percent (2.00%) above the Prime Rate in effect from time to time after maturity of the Revolving Note, whether by demand, acceleration or otherwise. Each time the Prime Rate shall change, the Revolving Rate shall change concurrently with such change in the Prime Rate.

                           "Warehouse Rate" means the per annum rate of interest
                  equal to the Prime Rate in effect from time to time until maturity of the Warehouse Note, and two percent (2.00%) above the Prime Rate in effect from time to time after maturity of the Warehouse Note, whether by demand, acceleration or otherwise. Each time the Prime Rate shall change, the

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



                  Warehouse Rate shall change concurrently with such change in the Prime Rate.

                  8. To increase the standard for reporting litigation and other claims pending against Cavalier Homes and the other Borrowers, Section 6.1(I) and Section 7.1(J)(1) are each amended and restated in their entireties to read as follows:

                  Section 6.1(I): Except as disclosed in the footnotes to the Financial Statements delivered to Lender, or in Exhibit II.6.1(I) attached hereto and incorporated herein, and except for matters in which an insurer has accepted the defense without reservation of rights, there is no pending order, notice, claim, litigation, proceeding or investigation against or affecting Cavalier Homes or any Consolidated Entity, except such order, notice, claim, litigation, proceeding or investigation that, in the good-faith judgment of management of Cavalier Homes or such Consolidated Entity, is not reasonably likely to result in an adverse decision that would require the payment of $1,000,000 or more;

                  Section 7.1(J)(1): Any litigation or proceeding (other than matters in which an insurer has accepted the defense without reservation of rights) in which it is a party, except any such litigation or proceeding where in the good-faith judgment of management of Cavalier Homes or such Consolidated Entity, such matter is not reasonably likely to result in an adverse decision that would require the payment of $1,000,000 or more; and

                  9. The Agreement and the Schedules and Exhibits thereto are hereby amended (i) by deleting the term "$18,000,000 Loan" therefrom in each place such term appears and substituting the term "$25,000,000 Loan" in lieu thereof and (ii) by deleting the term "$18,000,000" therefrom in each place such term appears and substituting the term "$25,000,000" in lieu thereof, and (iii) by incorporating Exhibit A to Schedule I (setting forth the Green Tree Underwriting Guidelines).

                  10. Section 2.5 of the Agreement is hereby amended and restated to read in its entirety as follows:

                  2.5 Revolving Loan Borrowing Procedures, Interest Rates, Payments of Interest and Related Provisions.

                  2.5.1    Borrowing Notices.

                           (A) Cavalier Homes, on behalf of itself and the other Borrowers, will give Lender an appropriate Borrowing Notice not later than 10:00 a.m. Local Time three (3) Banking Days prior to the Borrowing Date for LIBOR Rate Loans and not later than 10:00 a.m. Local Time on the Borrowing Date for Floating Rate Loans.

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



                           A Borrowing Notice is deemed to be given when actually received by Lender at its Commercial Loan Department.

                           (B) Once  given to  Lender,  except  as  provided  in
                           Section 2.5.14 or unless Lender shall otherwise consent, such Borrowing Notice shall not thereafter be revocable by Borrowers.

                           (C) On the Borrowing Date, if all terms and conditions of this Agreement have been complied with, Lender shall make available the requested Advance of the Revolving Loan.

                           (D) If requested by Lender, Cavalier, on behalf of itself and the other Borrowers, shall deliver to Lender, not later than 12:00 noon Local Time on the Borrowing Date, written confirmation (substantially in the form of Exhibit B) of any oral Borrowing Notice. Cavalier shall certify to the accuracy of the information set forth thereon.

                  2.5.2 Interest  Rate.  Unless  Borrowers  shall have elected a
                  LIBOR Rate for all or a portion of the Advance of the Revolving Loan as provided in Section 2.5.3 hereof, the aggregate unpaid principal amount of each Advance of the Revolving Loan shall bear interest at a rate equal to the Floating Rate with respect to the Revolving Loan.

                  2.5.3    Election of LIBOR Rate.

                           (A) Subject to the provisions of Sections 2.5.4, 2.5.13, 2.5.14 and 2.7, Cavalier Homes, on behalf of itself and the other Borrowers, may elect to pay interest on all or part of an Advance of the Revolving Loan or the Revolving Loan at the LIBOR Rate for an Interest Period by giving Lender

                                    (1)     An  appropriate   Borrowing   Notice
                                            specifying  a LIBOR  Rate not  later
                                            than 10:00 a.m. Local Time three (3)
                                            Banking Days prior to the  Borrowing
                                            Date (in the case of a new Advance);
                                            or

                                    (2)     An appropriate Rate Selection Notice
                                            specifying  a LIBOR  Rate not  later
                                            than 10:00 a.m. Local Time three (3)
                                            Banking  Days prior to the first day
                                            of the new  Interest  Period (in the
                                            case of the  outstanding  LIBOR Rate
                                            Loan); or

                                    (3)     An appropriate Rate Selection Notice
                                            specifying  a LIBOR  Rate not  later
                                            than 10:00 a.m. Local Time three (3)

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



                                            Banking  Days prior to the first day
                                            of the Interest Period (in the  case
                                            of the conversion of any outstanding
                                            Floating  Rate Loan  to a LIBOR Rate
                                            Loan).

                           (B)      (1)     Borrowers may  obtain  estimates  of
                                            the interest rates on which the Base
                                            LIBOR   Rate   is   calculated    by
                                            telephoning  Lender's  rate  desk on
                                            any day Lender is open for business.
                                            Borrowers  may  obtain quotations of
                                            the interest rates on which the Base
                                            LIBOR   Rate   is   calculated    by
                                            telephoning   Lender's   rate   desk
                                            between  9:00  a.m. and  10:00  a.m.
                                            Local Time on  any  Banking  Day.  A
                                            Rate   Selection  Notice  is  deemed
                                            given  when  actually  received   by
                                            Lender   at   its   Commercial  Loan
                                            Department.   If the Rate  Selection
                                            Notice   is   initially   given   in
                                            writing,  it  shall  be   given   in
                                            substantially the form of Exhibit  B
                                            hereto.  If   the   Rate   Selection
                                            Notice is given in writing, Cavalier
                                            Homes,  on  behalf of itself and the
                                            other Borrowers,  shall  certify  to
                                            the accuracy of the  information set
                                            forth thereon.  If Borrowers fail to
                                            select a new rate option by giving a
                                            Rate Selection  Notice by 10:00 a.m.
                                            Local   Time   on   the  appropriate
                                            Banking    Day   pursuant   to   the
                                            provisions of Section  2.5.3 hereof,
                                            the Revolving Loan  or that  portion
                                            of the Revolving Loan covered by the
                                            expiring LIBOR  Rate option shall be
                                            a  Floating  Rate  Loan on and after
                                            the last day of the Interest  Period
                                            until the  Revolving Loan is paid or
                                            until  the effective  date of  a new
                                            Rate  Selection  Notice  pursuant to
                                            this section, whichever is the first
                                            to occur.

                                    (2)     If  requested  by  Lender,  Cavalier
                                            Homes,  on behalf of itself  and the
                                            other  Borrowers,  shall  deliver to
                                            Lender,  not later  than  12:00 noon
                                            Local  Time on the  first day of the
                                            Interest       Period,       written
                                            confirmation  (substantially  in the
                                            form of  Exhibit  B  hereto)  of any
                                            oral Rate Selection Notice. Cavalier
                                            Homes shall  certify to the accuracy
                                            of   the   information   set   forth
                                            thereon.

                  2.5.4 Restrictions on Interest Periods and Conversion to LIBOR Rate. Each new Advance of the Revolving Loan shall be in an amount of at least $500,000 and in an integral multiple of $100,000 if a LIBOR Rate Loan and that part of each Floating Rate Loan or LIBOR Rate Loan which is converted to, or continued as, a LIBOR Rate Loan, shall be in an amount of at least $500,000 and shall be in an integral multiple of $100,000. No Interest Period may extend beyond the Loan Termination Date of the Revolving Loan. Borrowers may not elect a LIBOR Rate if, on the effective date of such election, there exists an Event of Default.

                  2.5.5    Interest Basis and Payment Dates.

                           (A) Interest at the rates determined according to Sections 2.5.2 and 2.5.3 shall be calculated on the basis of a 360-day year and the actual number of days elapsed. Interest shall accrue on the unpaid principal balance of all Advances of the Revolving Loan at the applicable rate from and including the date the Advance is made to (but not including) the date of any payment on the Revolving Loan if payment is received by Lender prior to 2:00 p.m. Local Time and if not received by such time, then through and including the date payment is received.

                           (B) All interest accrued on each Floating Rate Loan made under this Article II shall be payable monthly on the first (1st) day of each calendar month; and all interest accrued on each LIBOR Rate Loan made under this Article II shall be payable on the last day of the applicable LIBOR Rate Interest Period, and if such LIBOR Rate Interest Period exceeds three (3) months, interest accrued on such LIBOR Rate Loan also shall be payable on the date which is three (3) months after the first day of the applicable LIBOR Rate Interest Period. If not sooner paid in accordance with the subsection 2.5.5(B), all accrued but unpaid interest on the Revolving Loan shall be due and payable on the Loan Termination Date of the Revolving Loan.

                           (C) If any scheduled payment is late ten (10) days or more, Borrowers agree to pay a late charge equal to five percent (5%) of the amount of the payment which is late, but not more than the maximum amount allowed by applicable Law (the "Late Charge"). This subparagraph does not extend any payment due date expressly stated in the Agreement or any Loan Document and does not in any way prevent or estop Lender from requiring that payments be made by Borrowers strictly when due. Unless accepted by Lender, and unless accompanied by all other amounts then due to Lender, the tender of such payment by Borrowers does not cure the Event of Default arising from the payment default upon which such Late Charge was assessed.

                           (D) If, at any time, the rate of interest accruing on any Advance of the Revolving Loan or the Late Charge shall be deemed by any competent court of law, governmental agency or tribunal to exceed the maximum rate of interest permitted by any applicable Laws, then, for such time as such interest rate or Late Charge, as applicable, would be deemed excessive, its application shall be suspended and there shall be charged instead on any such Advance the maximum rate of interest permissible under such Laws, and any excess interest or charges actually collected by Lender shall be credited as a partial prepayment of principal.

                           (E) The Floating Rate shall change contemporaneously with each change in the Revolving Rate.

                  2.5.6 Method of Payment. Each payment (including any prepayment) of principal of and interest on the Revolving Loan and each payment of Borrowers' reimbursement or indemnification obligations under Sections 2.5.8, 2.5.10,
                  2.5.11 or 10.3 or any other provision hereunder, shall be made to Lender without set-off or counterclaim in Dollars in immediately available funds at Lender's main office (or, in the case of LIBOR Rate Loans at such other Lending Installation, if any, as may be specified in a notice to Cavalier Homes by Lender) by 2:00 p.m. Local Time on the date when payment is due.

                  2.5.7 Application of Payments. Any payment received by Lender from Borrowers, or any of them, with respect to the Revolving Loan or with no particular Obligation specified, will be applied by Lender to all obligations of Borrowers to Lender under the Revolving Note or this Agreement, with each such payment to be applied in the following order unless Lender, at its option, designates a different order from time to time: first to any sums (other than principal or interest) then due, next to interest, and the remainder (if any) to principal, with the most recent Advances of principal under the Revolving Loan to be paid first.

                  2.5.8 Optional Prepayments. Borrowers may, at any time and from time to time, with respect to the Revolving Loan, prepay any Floating Rate Loan, in whole or in part, without premium or penalty. Payment of principal owing upon any LIBOR Rate Loan, in whole or in part, is permitted only on the last day of the applicable Interest Period. If, notwithstanding the provisions of this section, a LIBOR Rate Loan is prepaid for any reason other than demand by Lender for payment, Borrowers, jointly and severally, shall indemnify Lender on demand for any loss incurred thereby, including any loss in liquidating or employing deposits acquired to fund or maintain the LIBOR Rate Loan.

                  2.5.9 Lending Installations. Lender and any Participant may book LIBOR Rate Loans at any Lending Installation selected by it, and may change the Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation.

                  2.5.10  Failure to Pay or Borrow on Certain Dates; Taxes.

                           (A) If any payment of a LIBOR Rate Loan occurs on a date which is not the last day of an Interest Period, or if a LIBOR Rate Loan is not made on the date specified in the Borrowing Notice or Rate Selection Notice for any reason other than default of Lender or a Participant, Borrowers, jointly and severally, shall upon demand indemnify Lender and each Participant for any costs incurred by Lender and each Participant resulting therefrom, including any loss in liquidating as employing deposits acquired to fund or maintain the LIBOR Rate Loan.

                           (B) If and to the extent that any deduction is required by law to be made from any payment to Lender under this Agreement or the Revolving Note on account of present or future taxes of any nature whatsoever imposed within the United States of America by any Governmental Authority, Borrowers shall make the deduction for the account of Lender and make timely payment thereof to the appropriate Governmental Authority. Borrowers shall confirm any payment of such taxes by sending official tax receipts or certified copies thereof to Lender promptly after payment.

                  2.5.11  Increased Cost and Reduced Return.

                           (A) If after the date hereof the adoption of any applicable Requirement of Law or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Lender or any Participant (or any of their applicable Lending Installations) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency:

                                    (1)     shall   subject    Lender   or   any
                                            Participant   (or   any   of   their
                                            applicable Lending Installations) to
                                            any tax,  duty or other  charge with
                                            respect  to LIBOR  Rate  Loans,  the
                                            Revolving   Note  or  any  of  their
                                            obligation to make or maintain LIBOR
                                            Rate  Loans,  or  shall  change  the
                                            basis of  taxation  of  payments  to
                                            Lender   or   any   Participant  (or
                                            any  of  their  applicable   Lending
                                            Installation) of the principal of or
                                            interest on the LIBOR Rate Loans  or
                                            any  other  amounts  due  under this
                                            Agreement in respect  of LIBOR  Rate
                                            Loans or any  of  their   obligation
                                            to make or maintain  the LIBOR  Rate
                                            Loans (except  for  changes  in  the
                                            rate  of  tax  on  the  overall  net
                                            income of Lender, any Participant or
                                            any  of  their   applicable  Lending
                                            Installations); or

                                    (2)     shall   impose,   modify   or   deem
                                            applicable   any  reserve,   special
                                            deposit   or   similar   requirement
                                            (including,  without limitation, any
                                            such  requirement   imposed  by  the
                                            Board of  Governors  of the  Federal
                                            Reserve  System,  but excluding with
                                            respect  to any LIBOR  Rate Loan any
                                            such  requirement  included  in  the
                                            applicable  Reserve  Requirement  in
                                            calculating  the Base LIBOR Rate for
                                            such   loan)   against   assets  of,
                                            deposits with or for the account of,
                                            or credit extended by, Lender or any
                                            Participant   (or   any   of   their
                                            applicable Lending Installations) or
                                            on  the  London,  England  interbank
                                            eurodollar   market,  or  any  other
                                            condition  affecting  the LIBOR Rate
                                            Loans,   the   Revolving   Note   or
                                            Lender's   or   any    Participant's
                                            obligation to make or maintain LIBOR
                                            Rate Loans;

                  and the result of any of the foregoing is to increase the cost to Lender or any Participant (or any of their applicable Lending Installations) of making or maintaining a LIBOR Rate Loan (except to the extent such increased costs are already included in the determination of the applicable interest rate), or to reduce the amount of any sum received or receivable by Lender of any Participant (or any of their applicable Lending Installations) under this Agreement or under the Revolving Note with respect thereto, or otherwise to reduce the net yield to Lender or any Participant on the Loan by a material amount, then, within the time period specified in Section 2.5.12 hereof and upon delivery to Cavalier Homes of a certificate complying with Section 2.5.12 hereof, Borrowers shall pay to Lender such additional amount or amounts as will compensate Lender and the affected Participants for such increased cost or reduction.

                           (B) If after the date hereof Lender or any Participant shall have reasonably determined that the adoption of any applicable Requirement of Law regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Lender or any Participant (or any of their Lending Installations) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, has reduced the rate of return on capital of Lender (or any person or entity controlling Lender) or any Participant as a consequence of Lender's or such Participant's obligations hereunder to a level below that which Lender (or such person or entity) or such
                           Participant would have achieved but for such adoption, change, compliance, request or directive by a material amount, then from time to time, within the time specified in Section 2.15.12 hereof, Borrowers shall pay to Lender and such Participant such additional amount or amounts as will compensate Lender (or such person or entity) and such Participant for such reduction.

                           (C) Lender will promptly notify Cavalier Homes of any event of which it has knowledge, occurring after the date hereof, which will entitle Lender or any Participant to compensation pursuant to this Section
                           2.5.11 and will designate a different Lending Installation if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the reasonable judgment of Lender, expose Lender or any Participant to additional liability, costs or reduction in rate of return. Determinations by Lender and any Participant for purposes of this Section 2.5.11 of the effect of the adoption of any applicable Requirement of Law, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, of compliance by Lender or any Participant (or their applicable Lending Installations) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency on its costs of making or maintaining the Revolving Loan or on amounts receivable by it in respect of the Revolving Loan, and of the additional amounts required to compensate Lender and any Participant in respect of any increased costs or reduction in rate of return, shall be conclusive, provided that such determinations are made on a reasonable basis and are supported by a certificate complying with Section 2.5.12 hereof.

                  2.5.12 Lender's Certificates; Survival of Indemnity. A certificate of Lender, any Participant, or any Lending
                  Installation,  as to the  amounts  due under  Sections  2.5.8,
                  2.5.10 or 2.5.11 and all other determinations by any of them pursuant thereto, shall, in the absence of manifest error and so long as made on any reasonable basis, be presumed to be correct. Determination of amounts payable under such sections in connection with a LIBOR Rate Loan shall be calculated as though Lender, the affected Participants, or the affected Lending Installation funded the LIBOR Rate Loan through the purchase of a deposit of the type, amount and maturity corresponding to the deposit used as a reference in determining the applicable Base LIBOR Rate for such loan. The amount specified in the certificate shall be payable at the end of the applicable Interest Period or within 15 days after receipt by Cavalier Homes of the certificate, whichever is later. In determining amounts owed, any reasonable averaging and attribution methods may be used, which methods shall be specified in the certificate or other documentation accompanying the demand for payment. The obligations of Borrowers under Sections 2.5.8, 2.5.10 and 2.5.11 shall survive payment of the Revolving Loan and termination of this Agreement, but such obligations shall terminate two years after the date the Revolving Note is paid in full unless, prior to the end of such two-year period, Lender or any Participant shall have given Cavalier Homes notice that claim is made under any of such sections and the approximate amount of such claim.

                  2.5.13 Illegality Affecting LIBOR Rate Loans. If, on or after the date of this Agreement, the adoption of any applicable Requirement of Law, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Lender or any Participant (or any of their applicable Lending Installations) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency shall make it unlawful or impossible for Lender or any Participant (or any of their applicable Lending Installations) to make, maintain or fund LIBOR Rate Loans, Lender shall so notify Cavalier Homes, whereupon until Lender notifies Cavalier Homes that the circumstances giving rise to such suspension no longer exist, the obligation of Lender and any Participant to make or maintain LIBOR Rate Loans shall be suspended. As a result of such suspension, the Advances of the Revolving Loan shall instead accrue interest at the Floating Rate. Before giving any notice pursuant to this section, Lender and each affected Participant shall designate a different Lending Installation for the LIBOR Rate Loans if such designation will avoid the need for giving such notice and will not, in the judgment of Lender, be otherwise disadvantageous to Lender or any Participant.

                  2.5.14 Availability of Interest Rate; Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period for any LIBOR Rate Loan:

                           (A) Lender or any Participant determines or is advised that deposits in Dollars (in the applicable amounts) are not being offered in the relevant market for such Interest Period, or

                           (B) Lender or any Participant determines that the LIBOR Rate will not adequately and fairly reflect the cost to Lender or such Participant of funding the LIBOR Rate Loan for such Interest Period,

                  Lender shall forthwith give notice thereof to Cavalier Homes, whereupon until Lender notifies Cavalier Homes that the circumstances giving rise to such suspension no longer exist, the obligation to make or maintain LIBOR Rate Loans shall be suspended. Unless Cavalier Homes notifies Lender at least two Banking Days before the date of any Advance of the Revolving Loan for which a Borrowing Notice has previously been given that the Borrowers elect not to borrow, as a result of such suspension, such Advances shall instead accrue interest at the Floating Rate.

                  11. Section 2.10 of the Agreement is hereby amended and restated to read in its entirety as follows:

                  2.10 Commitment and Non-Usage Fees for the Revolving Loan. At Closing and upon the renewal (if applicable) of the Revolving Loan, Borrowers shall pay the Commitment Fee (or if at renewal, such other commitment fee as shall be mutually agreed upon by Cavalier Homes and Lender) for the Revolving Loan. In addition, Borrowers shall pay to Lender a non-usage fee (the "Non-Usage Fee") equal to one-quarter of one percent (.0025) times the Unused Line Amount (as hereinafter defined). As used in this Section 2.10, the term "Unused Line Amount" shall mean the amount by which the maximum Revolving Loan Commitment (which is $10,000,000 as of June 1, 1998) exceeds the average outstanding principal balance of the Revolving Loan for the preceding 12-month period. The Unused Line Amount and Non-Usage Fee shall be computed on April 15, 1999 for the preceding 12-month period ended April 15, 1999, and again on each subsequent April 15 for the preceding 12-month period then ended. The Non-Usage Fee shall be payable each May 15 following the April 15 computation date. If Borrowers do not pay any Non-Usage Fee to Lender upon written demand, Lender, at its option may, but shall not be required to, and without further notice or demand upon Borrowers, make an Advance on the Revolving Loan for the purpose of paying to Lender the amount of such Non-Usage Fee. Any such Advance so made by Lender shall for all purposes under the Agreement be treated as an Advance under the Revolving Loan Commitment, and the amount of any such Advance shall be included as part of the unpaid principal balance of the Revolving Loan. Alternatively, Lender, at its option may, but shall not be required to, and without further notice or demand upon any of the Borrowers, charge against any deposit account of any of the Borrowers all or any part of the Non-Usage Fee due hereunder.

                  12. Section 3.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

                  3.1      General Terms of the Warehouse Loan and Term Loans.

                           (A) Subject to the terms hereof, Lender will lend to Cavalier Acceptance, from time to time until the Loan Termination Date for the Warehouse Loan, such sums in integral multiples of $500,000 as Cavalier Acceptance may request, but which shall not exceed, in aggregate principal amount at any one time outstanding, the lesser of:

                                    (1)     (a) $25,000,000    minus   (b)   the
                                            aggregate   outstanding    principal
                                            balance of all Terms Loans, or

                                    (2)     the Contracts Borrowing Base.

                  The above-described revolving line of credit made available to Cavalier Acceptance is referred to in this Agreement as the "Warehouse Loan." Subject to the provisions of subsection (C) below, indebtedness outstanding under the Warehouse Loan may be converted to a Term Loan; provided, however, that the maximum principal amount outstanding under the Warehouse Loan and all Term Loans shall not exceed $25,000,000 (the outstanding principal balance of the Warehouse Loan and all Term Loans is herein referred to, in the aggregate, as the "$25,000,000 Loan").

                           (B) Subject to the terms hereof, Cavalier Acceptance may borrow, repay without penalty or premium, and reborrow under the Warehouse Loan, from the date of this Agreement until the Loan Termination Date for the Warehouse Loan. If at any time the unpaid principal balance of the Warehouse Loan exceeds the amount Cavalier Acceptance could borrow at such time under the formula set forth in (A) above, Cavalier Acceptance shall immediately and without demand pay such sums to Lender, in multiples of $10,000 to the extent necessary to reduce the Warehouse Loan to an amount which Cavalier Acceptance could borrow at that time under such formula.

                           (C) Until the Loan Termination Date for the Warehouse Loan, and so long as no Event of Default shall have occurred and be continuing, and subject to the satisfaction of all conditions precedent contained in

                           Article IV, indebtedness owing under the Warehouse Loan may, in a minimum principal amount of $2,000,000, be converted to a Term Loan. The Eligible Contracts delivered by Cavalier Acceptance to Lender with respect to each Term Loan shall for certain purposes hereunder be allocated to such Term Loan (the "Allocated Eligible Contracts"); provided, however, that no more than fifteen percent (15%) of the Eligible Contracts allocated to any applicable Term Loan shall be C-Rated Contracts.

                           (D) If at any time the unpaid principal balance of any Term Loan shall exceed eighty percent (80%) of the aggregate outstanding principal balance of the Allocated Eligible Contracts for such Term Loan, then Cavalier Acceptance shall have thirty (30) days within which to (i) substitute a replacement Eligible Contract to increase the aggregate outstanding balance of the Allocated Eligible Contracts for such Term Loan, and/or (2) pay such sums to Lender, in multiples of $10,000, all as necessary to assure that the outstanding principal balance of such Term Loan is not more than eighty percent (80%) of the aggregate outstanding principal balance of the Allocated Eligible Contracts for such Term Loan;
                           provided,  however,  that  with  respect  to any such
                           Allocated Eligible Contracts which are Green Tree Contracts, Cavalier Acceptance agrees that the loan-to-value threshold (at which Cavalier Acceptance must either substitute a new Eligible Contract or repay principal owing on the Term Loan) shall be seventy percent (70%) rather than eighty percent (80%).

                  13. Section 3.5 of the Agreement is hereby amended and restated to read in its entirety as follows:

                  3.5 Prepayment. The Term Loan(s) may be prepaid, in full or in part, upon not less than thirty (30) days notice if such prepayment is voluntary; provided, however, that a prepayment premium (the "Premium") shall be payable on the Excess Amount (as hereinafter defined) if such prepayment(s) (whether voluntary or mandatory) should occur within three (3) years from the date of the applicable Term Note(s) which evidences the Term Loan(s) upon which such prepayment has been made, as follows: (1) until the first anniversary date of the Term Note, the Premium shall be equal to one and one-half percent (1.50%) times the Excess Amount; (2) from the first anniversary date of the Term Note until the third anniversary date thereof, the premium shall be equal to one percent (1.00%) times the Excess Amount; and (3) from and after the third anniversary date of each Term Note, there shall be no Premium payable upon any prepayment of such Term Loan. As used herein, the "Excess Amount" means the amount by which the principal prepayments made on any Term Note, measured on an annual basis for the applicable Prepayment Period (as hereinafter defined), shall exceed (A) the outstanding principal balance on the first day of the Prepayment Period times (B) ten percent (10%). As used herein, the "Prepayment Period" (x) means the period beginning on the date of the applicable Term Note and continuing until (but not including) the first anniversary date of such Term Note and
                  (y) on and after the first such anniversary date, means the period commencing on such anniversary date and continuing until (but not including) the next anniversary date. For example, if the outstanding principal balance of a Term Note on the first day of the Year-One Prepayment Period is $5,000,000, then ten percent (10%) of such amount would be equal to $500,000, which would be the amount of principal that could be prepaid during the Year-One Prepayment Period without payment of any Premium. If the amount prepaid during the Year-One Prepayment Period for such loan was $750,000, then the Excess Amount would be $250,000 ($750,000 - 500,000), and the applicable Premium would be equal to$3,750.00 (1.5% times $250,000).

                  For partial prepayments, Lender on each April 15 shall calculate the amount of Premium due on each Term Note for the most recently-ended Prepayment Period occurring on or before said April 15, and the amount of such premium shall be payable by Cavalier Acceptance each May 15, following the April 15 computation date. For prepayments in full, the premiums shall be computed and payable on the date of prepayment. In addition to the prepayments specified under Section 3.1(D), the $25,000,000 Loan shall be subject to certain mandatory prepayments in the event that Cavalier Acceptance shall have received prepayments to it of Chattel Paper which constitutes Collateral under this Agreement (regardless of whether such Chattel Paper is classified as an Eligible Contract), as follows: (1) In the event that Cavalier Acceptance shall receive a principal prepayment upon an Allocated Eligible
                  Contract, then 80% of the amount of such prepayment shall be due to Lender as a prepayment to Lender of the Term Loan to which such Allocated Eligible Contract was allocated; and (2) in the event that Cavalier Acceptance should receive a prepayment of any other Chattel Paper constituting Collateral under this Agreement, then the full amount of such prepayment shall be due to Lender as a prepayment to be applied by Lender to such Indebtedness outstanding upon the $25,000,000 Loan as Lender may elect.

                  14. Section 3.6(A) of the Agreement is hereby amended and restated to read in its entirety as follows:

                  3.6(A) Warehouse Loan Borrowing Procedures, Interest Rates, Payments of Interest and Related Provisions.

                  3.6(A).1  Borrowing Notices.

                           (A) Cavalier Acceptance will give Lender an appropriate Borrowing Notice not later than 10:00 a.m. Local Time three (3) Banking Days prior to the the Borrowing Date for LIBOR Rate Loans and not later than 10:00 a.m. Local Time on the Borrowing Date for Floating Rate Loans. A Borrowing Notice is deemed to be given when actually received by Lender at its Commercial Loan Department.

                           (B) Once  given to  Lender,  except  as  provided  in
                           Section 3.6(A).14 or unless Lender shall otherwise consent, such Borrowing Notice shall not thereafter be revocable by Cavalier Acceptance.

                           (C) On the Borrowing Date, if all terms and conditions of this Agreement have been complied with, Lender shall make available the requested Advance of the Warehouse Loan.

                           (D) If requested by Lender, Cavalier Acceptance shall deliver to Lender, not later than 12:00 noon Local Time on the Borrowing Date, written confirmation
                           (substantially in the form of Exhibit B- 1) of any oral Borrowing Notice. Cavalier Acceptance shall certify to the accuracy of the information set forth thereon.

                  3.6(A).2 Interest Rate. Unless Cavalier Acceptance shall have elected a LIBOR Rate for all or a portion of the Advance of the Warehouse Loan as provided in Section 3.6(A).3 hereof, the aggregate unpaid principal amount of each Advance of the Warehouse Loan shall bear interest at a rate equal to the Floating Rate with respect to the Warehouse Loan.

                  3.6(A).3          Election of LIBOR Rate.

                           (A) Subject to the provisions of Sections 3.6(A).4, 3.6(A).13, 3.6(A).14 and 3.8, Cavalier Acceptance may elect to pay interest on all or part of an Advance of the Warehouse Loan or the Warehouse Loan at the LIBOR Rate for an Interest Period by giving Lender

                                    (1)     An  appropriate   Borrowing   Notice
                                            specifying  a LIBOR  Rate not  later
                                            than 10:00 a.m. Local Time three (3)
                                            Banking Days prior to the  Borrowing
                                            Date (in the case of a new Advance);
                                            or

                                    (2)     An appropriate Rate Selection Notice
                                            specifying  a LIBOR  Rate not  later
                                            than 10:00 a.m. Local Time three (3)
                                            Banking  Days prior to the first day
                                            of the new  Interest  Period (in the
                                            case of the  outstanding  LIBOR Rate
                                            Loan); or

                                    (3)     An appropriate Rate Selection Notice
                                            specifying  a LIBOR  Rate not  later
                                            than 10:00 a.m. Local Time three (3)
                                            Banking  Days prior to the first day
                                            of the Interest  Period (in the case
                                            of the conversion of any outstanding
                                            Floating  Rate Loan to a LIBOR  Rate
                                            Loan).

                           (B)      (1)     Cavalier   Acceptance   may   obtain
                                            estimates of the  interest rates  on
                                            which   the   Base   LIBOR   Rate is
                                            calculated by  telephoning  Lender's
                                            rate desk on any  day Lender is open
                                            for  business.  Cavalier  Acceptance
                                            may   obtain   quotations   of   the
                                            interest  rates  on  which  the Base
                                            LIBOR    Rate   is   calculated   by
                                            telephoning   Lender's   rate   desk
                                            between  9:00 a.m.  and  10:00  a.m.
                                            Local  Time  on  any Banking Day.  A
                                            Rate  Selection  Notice  is   deemed
                                            given  when  actually   received  by
                                            Lender  at   its   Commercial   Loan
                                            Department.  If the  Rate  Selection
                                            Notice   is   initially   given   in
                                            writing,  it   shal   be   given  in
                                            substantially  the  form  of Exhibit
                                            B-1  hereto.  If the Rate  Selection
                                            Notice is given in writing, Cavalier
                                            Acceptance   shall  certify  to  the
                                            accuracy   of  the  information  set
                                            forth    thereon.     If    Cavalier
                                            Acceptance  fails  to  select  a new
                                            rate   option   by   giving  a  Rate
                                            Selection Notice by 10:00 a.m. Local
                                            Time on the appropriate  Banking Day
                                            Day  pursuant to  the provisions  of
                                            Section   3.6  (A).3   hereof,   the
                                            Warehouse Loan or  that  portion  of
                                            the  Warehouse  Loan covered  by the
                                            expiring LIBOR  Rate option shall be
                                            a Floating  Rate  Loan on  and after
                                            the last day of the Interest  Period
                                            until the  Warehouse Loan is paid or
                                            until  the  effective date of  a new
                                            Rate  Selection  Notice  pursuant to
                                            this section, whichever is the first
                                            to occur.

                                    (2)     If  requested  by  Lender,  Cavalier
                                            Acceptance  shall deliver to Lender,
                                            not later than 12:00 noon Local Time
                                            on the  first  day  of the  Interest
                                            Period,     written     confirmation
                                            (substantially   in  the   form   of
                                            Exhibit  B- 1  hereto)  of any  oral
                                            Rate  Selection   Notice.   Cavalier
                                            Acceptance   shall  certify  to  the
                                            accuracy  of  the   information  set
                                            forth thereon.

                  3.6(A).4 Restrictions on Interest Periods and Conversion to LIBOR Rate. Each new Advance of the Warehouse Loan shall be in an amount of at least $500,000 and in an integral multiple of $100,000 if a LIBOR Rate Loan and that part of each Floating

                  Rate Loan or LIBOR Rate Loan which is converted to, or continued as, a LIBOR Rate Loan, shall be in an amount of at least $500,000 and shall be in an integral multiple of $100,000. No Interest Period may extend beyond the Loan Termination Date of the Warehouse Loan. Cavalier Acceptance may not elect a LIBOR Rate if, on the effective date of such election, there exists an Event of Default.

                  3.6(A).5          Interest Basis and Payment Dates.

                           (A) Interest at the rates determined according to Sections 3.6(A).2 and 3.6(A).3 shall be calculated on the basis of a 360-day year and the actual number of days elapsed. Interest shall accrue on the unpaid principal balance of all Advances of the Warehouse Loan at the applicable rate from and including the date the Advance is made to (but not including) the date of any payment on the Warehouse Loan if payment is received by Lender prior to 2:00 p.m. Local Time and if not received by such time, then through and including the date payment is received.

                           (B) All interest accrued on each Floating Rate Loan made under this Article III shall be payable monthly on the first (1st) day of each calendar month; and all interest accrued on each LIBOR Rate Loan made under this Article III shall be payable on the last day of the applicable LIBOR Rate Interest Period, and if such LIBOR Rate Interest Period exceeds three (3) months, interest accrued on such LIBOR Rate Loan also shall be payable on the date which is three (3) months after the first day of the applicable LIBOR Rate Interest Period. If not sooner paid in accordance with the subsection 3.6(A).5(B), all accrued but unpaid interest on the Warehouse Loan shall be due and payable on the Loan Termination Date of the Warehouse Loan.

                           (C) If any scheduled payment is late ten (10) days or more, Cavalier Acceptance agrees to pay a late charge equal to five percent (5%) of the amount of the payment which is late, but not more than the maximum amount allowed by applicable Law (the "Late Charge"). This subparagraph does not extend any payment due date expressly stated in the Agreement or any Loan Document and does not in any way prevent or estop Lender from requiring that payments be made by Cavalier Acceptance strictly when due. Unless accepted by Lender, and unless accompanied by all other amounts then due to Lender, the tender of such payment by Cavalier Acceptance does not cure the Event of Default arising from the payment default upon which such Late Charge was assessed.

                           (D) If, at any time, the rate of interest accruing on any Advance of the Warehouse Loan or the Late Charge shall be deemed by any competent court of law, governmental agency or tribunal to exceed the maximum rate of interest permitted by any applicable Laws, then, for such time as such interest rate or Late Charge, as applicable, would be deemed excessive, its application shall be suspended and there shall be charged instead on any such Advance the maximum rate of interest permissible under such Laws, and any excess interest or charges actually collected by Lender shall be credited as a partial prepayment of principal.

                           (E) The Floating Rate shall change contemporaneously with each change in the Warehouse Rate.

                  3.6(A).6 Method of Payment. Each payment (including any prepayment) of principal of and interest on the Warehouse Loan and each payment of Cavalier Acceptance's reimbursement or indemnification obligations under Sections 3.6(A).8, 3.6(A).10, 3.6(A).11 or 10.3 or any other provision hereunder, shall be made to Lender without set-off or counterclaim in Dollars in immediately available funds at Lender's main office (or, in the case of LIBOR Rate Loans at such other Lending Installation, if any, as may be specified in a notice to Cavalier Acceptance by Lender) by 2:00 p.m. Local Time on the date when payment is due.

                  3.6(A).7 Application of Payments. Any payment received by Lender from Cavalier Acceptance with respect to the Warehouse Loan or with no particular Obligation specified, will be applied by Lender to all obligations of Cavalier Acceptance to Lender under the Warehouse Note or this Agreement, with each such payment to be applied in the following order unless Lender, at its option, designates a different order from time to time: first to any sums (other than principal or interest) then due, next to interest, and the remainder (if any) to principal, with the most recent Advances under the Warehouse Note of principal to be paid first.

                  3.6(A).8          Optional Prepayments.   Cavalier  Acceptance
                                    --------------------
                  may, at anytime and from time to time, with respect to the Warehouse Loan, prepay any Floating Rate Loan, in whole or in part, without premium or penalty. Payment of principal owing upon any LIBOR Rate Loan, in whole or in part, is permitted only on the last day of the applicable Interest Period. If, notwithstanding the provisions of this section, a LIBOR Rate Loan is prepaid for any reason other than demand by Lender for payment, Cavalier Acceptance shall indemnify Lender on demand for any loss incurred thereby, including any loss in liquidating or employing deposits acquired to fund or maintain the LIBOR Rate Loan.

                  3.6(A).9 Lending Installations. Lender and any Participant may book LIBOR Rate Loans at any Lending Installation selected by it, and may change the Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation.

                  3.6(A).10         Failure to  Pay or  Borrow on Certain Dates;
                                    Taxes.

                           (A) If any payment of a LIBOR Rate Loan occurs on a date which is not the last day of an Interest Period, or if a LIBOR Rate Loan is not made on the date specified in the applicable Borrowing Notice or Rate Selection Notice for any reason other than default of Lender or a Participant, Cavalier Acceptance shall upon demand indemnify Lender and each Participant for any costs incurred by Lender and each Participant resulting therefrom, including any loss in liquidating as employing deposits acquired to fund or maintain the LIBOR Rate Loan.

                           (B) If and to the extent that any deduction is required by law to be made from any payment to Lender under this Agreement or the Warehouse Note on account of present or future taxes of any nature whatsoever imposed within the United States of America by any Governmental Authority, Cavalier Acceptance shall make the deduction for the account of Lender and make timely payment thereof to the appropriate Governmental Authority. Cavalier Acceptance shall confirm any payment of such taxes by sending official tax receipts or certified copies thereof to Lender promptly after payment.

                  3.6(A).11         Increased Cost and Reduced Return.

                           (A) If after the date hereof the adoption of any applicable Requirement of Law or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Lender or any Participant (or any of their applicable Lending Installations) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency:

                                    (1)     shall   subject    Lender   or   any
                                            Participant   (or   any   of   their
                                            applicable Lending Installations) to
                                            any tax,  duty or other  charge with
                                            respect  to LIBOR  Rate  Loans,  the
                                            Revolving   Note  or  any  of  their
                                            obligation to make or maintain LIBOR
                                            Rate Loans, or shall
                                            change  the  basis  of  taxation  of
                                            payments    to    Lender    or   any
                                            Participant   (or   any   of   their
                                            applicable Lending  Installation) of
                                            the  principal of or interest on the
                                            LIBOR   Rate   Loans  or  any  other
                                            amounts due under this  Agreement in
                                            respect  of LIBOR  Rate Loans or any
                                            of  their   obligation  to  make  or
                                            maintain   the  LIBOR   Rate   Loans
                                            (except  for  changes in the rate of
                                            tax on the  overall  net  income  of
                                            Lender,  any  Participant  or any of
                                            their       applicable       Lending
                                            Installations); or

                                    (2)     shall   impose,   modify   or   deem
                                            applicable   any  reserve,   special
                                            deposit   or   similar   requirement
                                            (including,  without limitation, any
                                            such  requirement   imposed  by  the
                                            Board of  Governors  of the  Federal
                                            Reserve  System,  but excluding with
                                            respect  to any LIBOR  Rate Loan any
                                            such  requirement  included  in  the
                                            applicable  Reserve  Requirement  in
                                            calculating  the Base LIBOR Rate for
                                            such   loan)   against   assets  of,
                                            deposits with or for the account of,
                                            or credit extended by, Lender or any
                                            Participant   (or   any   of   their
                                            applicable Lending Installations) or
                                            on  the  London,  England  interbank
                                            eurodollar   market,  or  any  other
                                            condition  affecting  the LIBOR Rate
                                            Loans,   the   Revolving   Note   or
                                            Lender's   or   any    Participant's
                                            obligation to make or maintain LIBOR
                                            Rate Loans;

                           and the result of any of the foregoing is to increase the cost to Lender or any Participant (or any of their applicable Lending Installations) of making or maintaining a LIBOR Rate Loan (except to the extent such increased costs are already included in the determination of the applicable interest rate), or to reduce the amount of any sum received or receivable by Lender of any Participant (or any of their applicable Lending Installations) under this Agreement or under the Warehouse Note with respect thereto, or otherwise to reduce the net yield to Lender or any Participant on the Loan by a material amount, then, within the time period specified in
                           Section 3.6(A).12 hereof and upon delivery to Cavalier Acceptance of a certificate complying with
                           Section 3.6(A).12 hereof, Cavalier Acceptance shall pay to Lender such additional amount or amounts as will compensate Lender and the affected Participants for such increased cost or reduction.

                           (B) If after the date hereof Lender or any Participant shall have reasonably determined that the adoption of any applicable Requirement of

                           Law regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Lender or any Participant (or any of their Lending Installations) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, has reduced the rate of return on capital of Lender (or any person or entity controlling Lender) or any Participant as a consequence of Lender's or such Participant's obligations hereunder to a level below that which Lender (or such person or entity) or such Participant would have achieved but for such adoption, change, compliance, request or directive by a material amount, then from time to time, within the time specified in Section 3.6(A).12 hereof, Cavalier Acceptance shall pay to Lender and such Participant such additional amount or amounts as will compensate Lender (or such person or entity) and such Participant for such reduction.

                           (C) Lender will promptly notify Cavalier Acceptance of any event of which it has knowledge, occurring after the date hereof, which will entitle Lender or any Participant to compensation pursuant to this
                           Section 3.6(A).11 and will designate a different Lending Installation if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the reasonable judgment of Lender, expose Lender or any Participant to additional liability, costs or reduction in rate of return. Determinations by Lender and any Participant for purposes of this Section 3.6(A).11 of the effect of the adoption of any applicable Requirement of Law, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, of compliance by Lender or any Participant (or their applicable Lending Installations) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency on its costs of making or maintaining the Warehouse Loan or on amounts receivable by it in respect of the Warehouse Loan, and of the additional amounts required to compensate Lender and any Participant in respect of any increased costs or reduction in rate of return, shall be conclusive, provided that such determinations are made on a reasonable basis and are supported by a certificate complying with Section 3.6(A).12 hereof.

                  3.6(A).12 Lender's Certificates; Survival of Indemnity. A certificate of Lender, any Participant, or any Lending Installation, as to the amounts due under Sections 3.6(A).8, 3.6(A).10 or 3.6(A).11 and all other determinations by any of them pursuant thereto, shall, in the absence of manifest error and so long as made on any reasonable basis, be presumed to be correct. Determination of amounts payable under such sections in connection with a LIBOR Rate Loan shall be calculated as though Lender, the affected Participants, or the affected Lending Installation funded the LIBOR Rate Loan through the purchase of a deposit of the type, amount and maturity corresponding to the deposit used as a reference in determining the applicable Base LIBOR Rate for such loan. The amount specified in the certificate shall be payable at the end of the applicable Interest Period or within 15 days after receipt by Cavalier Acceptance of the certificate, whichever is later. In determining amounts owed, any reasonable averaging and attribution methods may be used, which methods shall be specified in the certificate or other documentation accompanying the demand for payment. The obligations of Cavalier Acceptance under Sections 3.6(A).8, 3.6(A).10 and 3.6(A).11 shall survive payment of the Warehouse Loan and termination of this Agreement, but such obligations shall terminate two years after the date the Warehouse Note is paid in full unless, prior to the end of such two-year period, Lender or any Participant shall have given Cavalier Acceptance notice that claim is made under any of such sections and the approximate amount of such claim.

                  3.6(A).13 Illegality Affecting LIBOR Rate Loans. If, on or after the date of this Agreement, the adoption of any applicable Requirement of Law, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Lender or any Participant (or any of their applicable Lending Installations) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency shall make it unlawful or impossible for Lender or any Participant (or any of their applicable Lending Installations) to make, maintain or fund LIBOR Rate Loans, Lender shall so notify the Cavalier Acceptance, whereupon until Lender notifies Cavalier Acceptance that the circumstances giving rise to such suspension no longer exist, the obligation of Lender and any Participant to make or maintain LIBOR Rate Loans shall be suspended. As a result of such suspension, the Advances of the Warehouse Loan shall instead accrue interest at the Floating Rate. Before giving any notice pursuant to this section, Lender and each affected Participant shall designate a different Lending Installation for the LIBOR Rate Loans if such designation will avoid the need for giving such notice and will not, in the judgment of Lender, be otherwise disadvantageous to Lender or any Participant.

                  3.6(A).14 Availability of Interest Rate; Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period for any LIBOR Rate Loan:

                           (A) Lender or any Participant determines or is advised that deposits in Dollars (in the applicable amounts) are not being offered in the relevant market for such Interest Period, or

                           (B) Lender or any Participant determines that the LIBOR Rate will not adequately and fairly reflect the cost to Lender or such Participant of funding the LIBOR Rate Loan for such Interest Period,

                  Lender shall forthwith give notice thereof to Cavalier Acceptance, whereupon until Lender notifies Cavalier Acceptance that the circumstances giving rise to such suspension no longer exist, the obligation to make or maintain LIBOR Rate Loans shall be suspended. Unless Cavalier Acceptance notifies Lender at least two Banking Days before the date of any Advance of the Warehouse Loan for which a Borrowing Notice has previously been given that Cavalier Acceptance elects not to borrow, as a result of such suspension, such Advances shall instead accrue interest at the Floating Rate.


                  15. Section 3.6(B)(1) of the Agreement is hereby amended by deleting the first sentence thereof in its entirety and substituting the following sentences in lieu thereof:

                           Interest on the principal  balance of each Term Loan,
                  from time to time outstanding, will be payable at a rate (the "Term Rate") that will be fixed for five years at the per annum rate of interest equal to (x) 240 basis points (2.40%) above the Five Year Treasury in the case of Term Loans converted from the Warehouse Loan prior to March 14, 1996, (y) 200 basis points (2.00%) above the Five Year Treasury in the case of Term Loans converted from the Warehouse Loan on or after March 14, 1996, but prior to June 1, 1998, or (z) 195 basis points (1.95%) above the Five Year Treasury in the case of Term Loans converted from the Warehouse Loan on or after June 1, 1998.

                  16. Section 3.10 of the Agreement (which was added by the First Amendment to the Agreement) is hereby amended and restated to read in its entirety as follows:

                  3.10 Non-Usage Fees for $25,000,000 Loan. Cavalier Acceptance shall pay to Lender a non-usage fee (the "Non-Usage Fee") equal to one-quarter of one percent (.0025) of the Unused Commitment Amount (as hereinafter defined). As used in this
                  Section   3.10,   the   term   "Unused    Commitment   Amount"
                  shall mean the amount by which the maximum Warehouse and Term Loan Commitment (which is $25,000,000 as of June 1,
                  1998) exceeds the average outstanding principal balance of the $25,000,000 Loan for the preceding 12-month period. The Unused Commitment Amount and the Non-Usage Fee shall be computed on April 15, 1999 for the 12-month period ended April 15, 1999 and again on each subsequent April 15 for the preceding 12-month period then ended. If Cavalier Acceptance does not pay any Non-Usage Fee when due, Lender at its option may, but shall not be required to, and without further notice or demand upon Cavalier Acceptance, make an Advance on the Warehouse Loan for the purpose of paying to Lender the amount of such Non-Usage Fee, any such Advance so made by Lender shall for all purposes under the Agreement be treated as an Advance under the Warehouse and Term Loan Commitment, and the amount of any such Advance shall be included as part of the unpaid balance of the Warehouse Loan. Alternatively, Lender, at its option may, but shall not be required to, and without further notice or demand upon Cavalier Acceptance charge against any deposit account of Cavalier Acceptance all or any part of the Non-Usage Fee due hereunder.

                  17. Sections 4.3(B) and (C) of the Agreement are hereby amended and restated in their entireties to read as follows:

                           (B) The original principal amount of any Term Note shall not be less than $2,000,000;

                           (C) The original principal amount of any Term Note shall not exceed the Contracts Borrowing Base for the Allocated Eligible Contracts furnished to and accepted as collateral for such Term Note by Lender;

                  18. Section 7.2(L) of the Agreement is hereby amended to delete the term "$2,000,000" therefrom and to substitute the term "$3,000,000" in lieu thereof, with the intended effect of such change being to increase the maximum "lease" (as defined therein) obligations from $2,000,000 to $3,000,000 in any fiscal year of Cavalier Homes.

                  19. Section 7.2(U) is hereby amended and restated in its entirety to read as follows:

                           Neither   Cavalier   Homes,   nor  the   Consolidated
                  Entities, will make capital expenditures for any fiscal year in excess of $14,000,000 in the aggregate.

                  20. Section 7.2(H) of the Agreement is hereby to delete the term "$2,500,000" from subsection (6) thereof and to substitute the term "$10,000,000" in lieu thereof;

                  21. Exhibits B, B-1, C, and C-1 of the Agreement are hereby amended and restated in their entireties to read in the form of Annex B, Annex B-1, Annex C and Annex C-1 attached hereto.

                  22. Prior to the execution of this Amendment, Borrowers have paid to Lender all Usage Fees and Non-Usage Fees due to be paid under the Agreement prior to this Amendment. In connection with this Amendment, Lender acknowledges its receipt of (i) a Commitment Fee from Cavalier Homes equal to one-quarter of one percent (.0025) of the Revolving Loan Commitment ($25,000.00) and (ii) a Commitment Fee from Cavalier Acceptance equal to three- sixteenths of one percent (.001875) of the aggregate Warehouse and Term Loan Commitment ($46,875.00). Each of the Borrowers acknowledges that such Commitment Fees have been fully- earned by Lender and are non-refundable.

                  23. As  conditions  to the  effectiveness  of this  Amendment,
Borrowers shall have delivered to Lender: (a) a Second Revolving Note Modification Agreement in the form of Exhibit A hereto, duly executed (the "Revolving Note Modification") (b) a Second Warehouse Note Modification Agreement in the form of Exhibit B hereto, duly executed (the "Warehouse Note Modification") (the Revolving Note Modification and the Warehouse Note Modification are sometimes hereinafter referred to collectively as the "Note Modifications"); (c) a written opinion of legal counsel for Borrowers, dated as of the date of this Amendment and addressed to Lender, in the form of Exhibit C hereto; (d) such UCC-1 financing statements and amendments to existing UCC-1 financing statements as Lender may request; and (e) such additional documentation (including, but not limited to, a certificate of the corporate secretary or assistant secretary of each Borrower in the form of Exhibit D hereto, certifying as to incumbency and signatures of the officers of such Borrower signing this Amendment and the Note Modifications and each other document delivered pursuant hereto, together with a copy of resolutions of such Borrower's board of directors and/or shareholders authorizing the execution, delivery and performance of this Amendment and the Note Modifications and the Agreement and the Notes as amended thereby) as may be requested by Lender, or its counsel, to satisfy Lender that this Amendment and the Note Modifications have been duly authorized, executed and delivered on behalf of each Borrower that is a party thereto, constitute the valid and binding obligations thereof, and that the Notes as amended are entitled to the security of the Agreement and the Security Documents.

                  24. Notwithstanding the execution of this Amendment, all of the indebtedness evidenced by each of the Notes (as amended and increased by the Note Modifications) shall remain in full force and effect, and any Collateral described in any agreement providing security for any Obligation of the Borrowers or any of them so defined to include the Notes, or any of them, shall remain subject to the liens, pledges, security interests and assignments of any such agreements as security for the indebtedness evidenced by each of the Notes, the Obligations, and all other indebtedness described therein; nothing contained in this Amendment or in the Note Modifications shall be construed to constitute a novation of any of the indebtedness evidenced by the Notes or to release, satisfy, discharge or otherwise affect or impair in any manner whatsoever (a) the validity or enforceability of any of the indebtedness evidenced by the Notes; (b) the liens, pledges, security interests, assignments and conveyances effected by the Agreement, the Security Documents and any other agreement securing any of the Notes, or the priority thereof; (c) the liability of any maker, endorser, surety, guarantor or other Person that may now or hereafter be liable under or on account of any of the Notes or any agreement securing any or all of the Notes; or (d) any other security or instrument now or hereafter held by Lender as security for or as evidence of any of the above-described indebtedness. Without in any way limiting the foregoing, (i) each Borrower acknowledges and agrees that the indebtedness evidenced by each of the Notes as amended and/or increased pursuant to the Note Modifications is and shall remain secured by the Collateral described in the Agreement, each Assumption Agreement and in the Security Documents and (ii) Cavalier Homes specifically, in its capacity as guarantor under that certain Continuing Guaranty Agreements dated February 17, 1994 and March 14, 1996 by Cavalier Homes in favor of Lender (the "Guaranty Agreements"), acknowledges and agrees that the "Liabilities" (as defined in the Guaranty Agreements) of Cavalier Acceptance which are unconditionally guaranteed by Cavalier Homes include the $25,000,000 Loan.

                  25. Borrowers, jointly and severally, agree to pay directly or reimburse Lender, on demand, for all of Lender's expenses, including the reasonable fees and expenses of its legal counsel and UCC filing fees and expenses, incurred in connection with the preparation, amendment, modification or enforcement of this Amendment or the Agreement, and the collection or attempted collection of the Notes.

                  26. Borrowers, jointly and severally, hereby represent and warrant to Lender that (a) the officers of each Borrower executing this Amendment and the Note Modifications have been duly authorized to do so and such amendments and the Agreement and the Notes, as amended thereby, are valid and binding upon each Borrower which is a party thereto in every respect, enforceable in accordance with their terms, (b) each and every representation and warranty set forth in Article VI of the Agreement is true and correct as of the date hereof except as set forth on Exhibit E attached hereto, and (c) no Event of Default, nor any event that, upon notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing.

                  27. Unless otherwise expressly modified or amended hereby, all terms and conditions of the Agreement shall remain in full force and effect, and the same, as amended hereby, are hereby ratified and confirmed in all respects.

                  28. This Amendment shall inure to and be binding upon and enforceable by Borrowers and Lender and their respective successors and assigns.

                  29. This Amendment may be executed in one or more counterparts, each of which when executed and delivered shall constitute an original. All such counterparts shall together be deemed to be one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, by and through their respective duly authorized officers as of the day and year first above written.


                                         BORROWERS:

                                                   CAVALIER HOMES, INC.


                                         By:/s/ MICHAEL R. MURPHY         [L.S.]
                                         _______________________________________
                                         Its:      VP
                                         _______________________________________

                                                 CAVALIER MANUFACTURING, INC.



                                         By:/s/ MICHAEL R. MURPHY         [L.S.]
                                         _______________________________________
                                         Its:      VP
                                         _______________________________________

                                                  CAVALIER INDUSTRIES, INC.


                                         By:/s/ MICHAEL R. MURPHY         [L.S.]
                                         _______________________________________
                                         Its:      VP
                                         _______________________________________

                                                     BELMONT HOMES, INC.


                                         By:/s/ MICHAEL R. MURPHY         [L.S.]
                                         _______________________________________
                                         Its:      VP
                                         _______________________________________

                                                      DELTA HOMES, INC.


                                         By:/s/ MICHAEL R. MURPHY         [L.S.]
                                         _______________________________________
                                         Its:      VP
                                         _______________________________________

                                                      SPIRIT HOMES, INC.


                                         By:/s/ MICHAEL R. MURPHY         [L.S.]
                                         _______________________________________
                                         Its:      VP
                                         _______________________________________

                                                     BELLCREST HOMES, INC.


                                         By:/s/ MICHAEL R. MURPHY         [L.S.]
                                         _______________________________________
                                         Its:      VP
                                         _______________________________________

                                                CAVALIER ACCEPTANCE CORPORATION


                                         By: /s/ JERRY F. WILSON, JR.     [L.S.]
                                         _______________________________________
                                         Its:      President
                                         _______________________________________

                                         LENDER:

                                                      FIRST COMMERCIAL BANK


                                         By: /s/ JIM WILLIAMS             [L.S.]
                                         _______________________________________
                                         Its       Vice President
                                         _______________________________________